UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05012

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip code)

J. Kevin Gao, Esq. Credit Suisse Asset Management Income Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2006 to December 31, 2006

Item 1. Reports to Stockholders.

Credit Suisse Asset Management
Income Fund, Inc.
Eleven Madison Avenue
New York, NY 10010

Directors

Enrique R. Arzac

Chairman of the Board

Terry Fires Bovarnick

James J. Cattano

Lawrence J. Fox

Lawrence Haber

Steven N. Rappaport

Officers

Keith M. Schappert

Chief Executive Officer and President

Martha B. Metcalf

Chief Investment Officer

J. Kevin Gao

Chief Legal Officer, Senior Vice President
and Secretary

Emidio Morizio

Chief Compliance Officer

Michael A. Pignataro

Chief Financial Officer and Vice President

Robert Rizza

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, New York 10010

Investment Sub-Adviser

Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ, England

Administrator and Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel

Willkie Farr & Gallagher

787 7th Avenue

New York, New York 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
250 West Pratt Street Suite 2100
Baltimore MD, 21201

Credit Suisse Asset Management
Income Fund, Inc.

ANNUAL REPORT
December 31, 2006

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser's Report

December 31, 2006 (unaudited)

January 29, 2007

Dear Shareholder:

Performance Summary

1/1/06 – 12/31/06

Fund and Benchmarks	Performance
Total Return (based on NAV)[1]	12.73%
Total Return (based on market value)[1]	31.44%
Citigroup High-Yield Market Index[2]	11.84%
Merrill Lynch US High Yield Master II Constrained Index[3]	10.77%

Market Review: A Record Year for Supply and Demand

The high yield market began and ended the 12-month period ended December 31, 2006, with positive returns. For the year, lower-rated securities continued to outperform the broader market, with CCC rated securities returning 16.97%. Interest rate sensitive BB securities underperformed with returns of 7.82%. High yield spreads continued to tighten against the 10-year Treasury, narrowing 60 basis points to end the period at 303 basis points. Automotive, airline, cable, theaters and fixed telecommunications led the rally while energy, homebuilding, gaming and health services trailed.

Credit fundamentals remained sound as 2006 came to a close. Default rates, as reported by Moody's Investor Services, continued to hover near 10-year lows, ending the year at 1.69%. Additionally, the distress ratio was reported at 1.6% in December — the lowest reading since 1980. This ratio, computed by Merrill Lynch, is a leading indicator for future default rates.

The technical environment also ended on a positive note, with the new issue calendar generally well received despite heavy volumes. The record $30 billion of new issues priced in November was followed by nearly $15 billion in December. For the year, the high yield market absorbed a record $145 billion of new supply. This, however, did not slow the market's momentum as demand from coupon and bond redemptions outpaced supply.

Strategic Review and Outlook: Expecting Slower Corporate Growth for 2007

For the 12-month period ended December 31, 2006, the Fund returned 12.73% on an NAV basis as compared to 11.84% for the Citigroup High-Yield Market Index, and 10.77% for the Merrill Lynch US High Yield Master II Constrained Index. An overweight to the CCC-rated issuers contributed to performance as that category outperformed the broader market by more than 600 basis points. Additionally, an underweight to BB-rated bonds, which lagged the broader market, also aided relative returns. Superior security selection in building materials, consumer products, retailers, cable, packaging, printers, telecommunications and utilities further contributed to performance. Our relative underweight to airlines, however, detracted from performance.

While we remain constructive on the high yield market, the best of the credit cycle does appear to be behind us. Though corporate balance sheets remain strong, we expect growth to be slower in the year ahead. Moody's is forecasting that the default rate will rise toward 2.6% by December 2007. While this is higher than the current rate, it is still well below the historical average. Additionally, while spreads are also below historical averages, we believe the market's fundamental and technical backdrop supports current levels. Consequently, we anticipate that spreads will remain range-bound going forward. Finally, we expect that with yields hovering in the 7.5% area, coupon income generation alone will be able to provide more than respectable total returns.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Given our market outlook, we have continued to use periods of market strength as an opportunity to sell some riskier, less liquid securities and have selectively added exposure to BB rated securities. At the sector level, we remain constructive on corporate spending and the commercial cycle broadly. Additionally, we are maintaining an overweight in the cable sector as we expect product bundling will continue to support subscriber and margin growth. On the homebuilding front, while we expect operating results to be volatile in the coming year, the pace of decline has slowed significantly. To the extent that we see additional signs of stabilization, we may look for opportunities to add to exposures in that sector.

Martha Metcalf Chief Investment Officer*	Keith M. Schappert Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging-market investments. The Fund may include a greater degree of risk than other funds that invest in larger, more-developed markets.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

We wish to remind shareholders about the Fund's dividend reinvestment program known as the InvestlinkSM Program (the "Program"). The Program is sponsored and administered by Computershare Trust Company N.A. ("Computershare"), not by the Fund. Computershare will act as program administrator (the "Program Administrator") of the Program. The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: (800) 730-6001 (U.S and Canada) or (781) 575-3100 (outside U.S. and Canada). All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestLinkSM Program, P.O. Box 43010, Providence, RI 02940-3010.

  *  Martha B. Metcalf is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and head of the U.S. High Yield Management Team. She has served in these capacities since 2005. As of November 2005, she is primarily responsible for the management of the Fund's assets. From 2000 until 2005, she was a Managing Director and Portfolio Manager of Global High Yield bonds, and head of a global high yield business with responsibility for total return, as well as structured portfolios at Invesco. Prior to her tenure at Invesco, Ms. Metcalf served for over 10 years at JPMorgan Investment Management, where she was Vice President and Portfolio Manager for High Yield Corporate bonds.

  **  Keith M. Schappert is Executive Vice Chairman and Head of Asset Management for Americas of Credit Suisse and CEO/President of the Fund. Mr. Schappert joined Credit Suisse in 2006 from Federated Investment Advisory Companies, where he was CEO and President from 2002. Prior to Federated, Mr. Shappert was CEO and President of JP Morgan Investment Management from 1994 to 2001.

1  Assuming reinvestment of dividends of $0.40 per share.

2  The Citigroup High-Yield Market Index is a broad-based, unmanaged index of high yield securities that is compiled by Citigroup Global Markets Inc. It does not reflect the impact of taxes. Investors cannot invest directly in an index.

3  The Merrill Lynch US High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below- investment-grade, U.S. dollar-denominated corporate bonds issued in the U.S. domestic market. It is a rules-based index that is compiled and distributed by Merrill Lynch & Co. Qualifying bonds must have at least one year remaining until maturity, a fixed coupon schedule and a minimum amount outstanding of US$100 million. Any individual issuer is capped at 2%. In order to ensure that the index the Fund is benchmarked against is best aligned with the Fund's emphasis on diversification and risk management, effective February 28, 2006, this index replaced the Citigroup High Yield Market Index. Investors cannot invest directly in an index.

Credit Suisse Asset Management Income Fund, Inc.
Credit Default Swaps (continued)

Effective March 1, 2007, Credit Suisse Asset Management Income Fund, Inc. (the "Fund") may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer. There is no limit on the Fund's ability to enter into credit default swap agreements.

The "buyer" in a credit default swap is obligated to pay the "seller" an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. As a result of counterparty risk, credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly.

If the Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If the Fund is a seller and no credit event occurs, the Fund would generally receive an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. When the Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity. As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security. The Fund bears the same risk as a buyer of fixed income securities directly. The Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

The Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. As the seller of a credit default swap the Fund would be subject to investment exposure on the notional amount of the swap. Accordingly, the Fund will segregate liquid investments in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is the possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations.

When the Fund buys or sells a credit derivative, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will be treated as an issuer for purposes of complying with the Fund's issuer diversification and industry concentration policies, absent regulatory guidance to the contrary. The Fund may, but is not required to,

Credit Suisse Asset Management Income Fund, Inc.
Credit Default Swaps (continued)

use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Tax Considerations. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Top Ten Holdings

(% of net assets as of 12/31/06)

Security Description

1.	HCA, Inc. 6.500%, 02/15/16	1.06%
2.	Freescale Semiconductor, Inc., Rule 144A, 10.125%, 12/15/16	1.03%
3.	RH Donnelley Corp. 6.875%, 01/15/13	0.89%
4.	CCH I LLC 11.000%, 10/01/15	0.78%
5.	General Motors Acceptance Corp. 5.625%, 05/15/09	0.78%
6.	Ford Motor Credit Co. 7.000%, 10/01/13	0.76%
7.	Chesapeake Energy Corp. 6.875%, 01/15/16	0.76%
8.	Intelsat Bermuda Ltd., Rule 144A 11.250%, 06/15/16	0.71%
9.	Allied Waste North America, Inc. 7.375%, 04/15/14	0.70%
10.	General Motors Acceptance Corp. 6.750%, 12/01/14	0.68%

Credit Quality Breakdown

(% of total investments as of 12/31/06)

S&P Ratings
BBB	0.6%
BB	9.3
B	56.3
CCC	31.6
D	0.5
N/R	0.1
Subtotal	98.4
Time Deposit	0.8
Equities and Other	0.8
Total	100.0%

Credit Suisse Asset Management Income Fund, Inc.

Portfolio of Investments

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS (87.3%)
Aerospace/Defense (1.0%)
$275	DRS Technologies, Inc., Company Guaranteed Notes (Callable 02/01/11 @ $103.81)	(B , B3)	02/01/18	7.625	$284,625
450	DRS Technologies, Inc., Global Senior Subordinated Notes (Callable 11/01/08 @ $103.44)	(B , B3)	11/01/13	6.875	455,625
475	K&F Acquisition, Inc., Global Company Guaranteed Notes (Callable 11/15/09 @ $103.88)	(B- , Caa1)	11/15/14	7.750	491,625
725	L-3 Communication Corp., Global Senior Subordinated Notes (Callable 01/15/10 @ $102.94)	(BB+ , Ba3)	01/15/15	5.875	703,250
150	TransDigm, Inc., Rule 144A, Senior Subordinated Notes (Callable 07/15/2009 @ $105.81) ‡	(B- , Ba1e)	07/15/14	7.750	155,250
					2,090,375
Agriculture (0.4%)
825	Southern States Cooperative, Inc., Rule 144A, Senior Notes (Callable 11/01/07 @ $108.00) ‡	(B , Caa1)	11/01/10	10.500	874,500
Apparel/Textiles (0.7%)
675	Levi Strauss & Co., Global Senior Notes (Callable 01/15/10 @ $104.88)	(B- , B3)	01/15/15	9.750	730,687
275	Levi Strauss & Co., Global Senior Notes (Callable 12/15/07 @ $106.13)	(B- , B3)	12/15/12	12.250	307,312
500	Propex Fabrics, Inc., Global Company Guaranteed Notes (Callable 12/01/08 @ $105.00)	(B- , Caa1)	12/01/12	10.000	445,000
					1,482,999
Auto Loans (3.8%)
1,725	Ford Motor Credit Co., Global Notes	(B , B1)	10/01/13	7.000	1,649,505
1,395	Ford Motor Credit Co., Notes	(B , B1)	06/16/08	6.625	1,394,523
425	Ford Motor Credit Co., Senior Notes	(B , B1)	08/10/11	9.875	454,968
950	Ford Motor Credit Co., US Domestic, Senior Unsecured Notes	(B , B1)	12/15/16	8.000	940,328
1,700	General Motors Acceptance Corp., Global Notes	(BB , Ba1)	05/15/09	5.625	1,687,498
1,435	General Motors Acceptance Corp., Global Notes	(BB , Ba1)	12/01/14	6.750	1,476,183
700	GMAC LLC, US Domestic, Senior Unsubordinated Notes	(BB+ , Ba1e)	12/15/11	6.000	697,691
					8,300,696
Auto Parts & Equipment (3.3%)
525	Accuride Corp., Global Company Guaranteed Notes (Callable 02/01/10 @ $104.25)	(B- , B3)	02/01/15	8.500	507,937
650	Altra Industrial Motion, Inc., Global Secured Notes (Callable 12/01/08 @ $104.50)	(CCC+ , B1)	12/01/11	9.000	666,250
800	American Tire Distributors Holdings, Inc., Global Senior Notes (Callable 04/01/09 @ $105.38) §	(CCC+ , Caa1)	04/01/13	10.750	758,000
775	Cambridge Industries, Inc., Senior Subordinated Notes ^	(NR , NR)	07/15/07	10.250	0
1,200	Goodyear Tire & Rubber Co., Global Senior Notes (Callable 07/01/10 @ $104.50)	(B- , B2)	07/01/15	9.000	1,263,000
75	Goodyear Tire & Rubber Co., Rule 144A, Senior Notes (Callable 02/12/07 @ $100.00)	(B- , B2)	12/01/09	9.140	75,656
700	Insurance Auto Auctions, Inc., Global Company Guaranteed Notes (Callable 04/01/09 @ $105.50)	(CCC+ , Caa1)	04/01/13	11.000	794,500
450	Keystone Automotive Operations, Inc., Global Senior Subordinated Notes (Callable 11/01/08 @ $104.88)	(B- , Caa1)	11/01/13	9.750	447,750
775	Stanadyne Corp., Global Senior Subordinated Notes (Callable 08/15/09 @ $105.00)	(CCC+ , Caa1)	08/15/14	10.000	800,187
350	Tenneco Automotive, Inc., Global Company Guaranteed Notes (Callable 11/15/09 @ $104.31)	(B- , B3)	11/15/14	8.625	358,750
800	Titan International, Inc., Rule 144A, Senior Notes ‡	(B , B3)	01/15/12	8.000	809,000
600	Visteon Corp., Global Senior Notes	(B- , Caa1)	08/01/10	8.250	588,000
					7,069,030
Automotive (1.4%)
1,095	Ford Motor Co., Global Notes §	(B , B3)	07/16/31	7.450	865,050
1,225	General Motors Corp., Global Debentures Notes §	(B- , Caa1)	07/15/33	8.375	1,139,250
1,175	General Motors Corp., Senior Notes §	(B- , Caa1)	07/15/13	7.125	1,110,375
					3,114,675
Beverage (0.2%)
400	Constellation Brands, Inc., Company Guaranteed Notes	(BB , Ba2)	09/01/16	7.250	413,000
Brokerage (0.2%)
175	E*TRADE Financial Corp., Global Senior Notes (Callable 06/15/08 @ $104.00)	(B+ , Ba2)	06/15/11	8.000	183,750
315	E*TRADE Financial Corp., US Domestic Senior Notes (Callable 12/01/10 @ $103.94)	(B+ , Ba2)	12/01/15	7.875	336,262
					520,012

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Building & Construction (1.8%)
$650	Ashton Woods, Global Senior Subordinated Notes (Callable 10/01/10 @ $104.75)	(B- , B3)	10/01/15	9.500	$594,750
500	K Hovnanian Enterprises, Inc., Global Company Guaranteed Notes	(BB , Ba1)	01/15/16	6.250	475,000
600	KB Home, Senior Notes §	(BB+ , Ba1)	06/15/15	6.250	563,485
625	Standard Pacific Corp., Senior Notes §	(BB , Ba2)	08/15/15	7.000	604,687
750	Technical Olympic USA, Inc., Global Senior Subordinated Notes §	(B- , B2)	01/15/15	7.500	588,750
425	WCI Communities, Inc., Global Company Guaranteed Notes (Callable 03/15/10 @ $103.31) §	(B+ , NR)	03/15/15	6.625	367,625
250	William Lyon Homes, Inc., Global Senior Notes (Callable 02/15/09 @ $103.75)	(B , B3)	02/15/14	7.500	209,375
500	William Lyon Homes, Inc., Global Senior Notes (Callable 12/15/08 @ $103.81)	(B , B3)	12/15/12	7.625	428,750
					3,832,422
Building Materials (3.5%)
750	Associated Materials, Inc., Global Senior Discount Notes (Callable 03/01/09 @ $105.63) +	(CCC , Caa2)	03/01/14	0.000	510,000
750	Building Materials Corp. of America, Global Secured Notes (Callable 08/01/09 @ $103.88)	(B+ , B3)	08/01/14	7.750	682,500
1,000	Coleman Cable, Inc., Global Company Guaranteed Notes (Callable 10/10/08 @ $104.94)	(B- , B3)	10/01/12	9.875	1,027,500
300	Dayton Superior Corp., Company Guaranteed Notes (Callable 06/15/07 @ $102.17)	(CCC- , Caa3)	06/15/09	13.000	309,000
500	Dayton Superior Corp., Global Secured Notes (Callable 02/12/07 @ $105.63)	(CCC+ , Caa1)	09/15/08	10.750	525,000
875	Goodman Global Holding Company, Inc., Global Senior Subordinated Notes (Callable 12/15/08 @ $103.94) §	(B- , B3)	12/15/12	7.875	864,062
400	Interface, Inc., Global Senior Subordinated Notes (Callable 02/01/09 @ $104.75)	(CCC , Caa3)	02/01/14	9.500	422,000
325	Norcraft Companies, Global Senior Subordinated Notes (Callable 11/01/07 @ $104.50)	(B- , B1)	11/01/11	9.000	338,000
250	Norcraft Holdings, Inc., Global Senior Discount Notes (Callable 09/01/08 @ $104.88)	(B- , B3)	09/01/12	9.750	212,500
750	NTK Holdings, Inc., Global Senior Discount Notes (Callable 09/01/09 @ $105.38) +	(CCC+ , Caa1)	03/01/14	0.000	528,750
900	Ply Gem Industries, Inc., Global Senior Subordinated Notes (Callable 02/15/08 @ $104.50)	(B- , B3)	02/15/12	9.000	769,500
750	Scranton Products, Inc., Global Senior Notes (Callable 07/01/09 @ $105.25)	(B- , B3)	07/01/13	10.500	767,812
700	THL Buildco (Nortek), Inc., Global Senior Subordinated Notes (Callable 09/01/09 @ $104.25)	(B- , NR)	09/01/14	8.500	689,500
					7,646,124
Chemicals (2.9%)
305	BCP Crystal Holdings Corp., Global Senior Subordinated Notes (Callable 06/15/09 @ $104.81)	(B , B3)	06/15/14	9.625	338,550
455	Crystal U.S. Holdings/U.S.. Sub 3, Series B, Global Senior Discount Notes (Callable 10/01/09 @ $105.25)	(B , B3)	10/01/14	0.000	393,575
264	Huntsman Co. LLC, Global Company Guaranteed Notes (Callable 07/15/08 @ $105.75)	(B , B2)	07/15/12	11.500	298,980
600	KI Holdings, Inc., Global Senior Discount Notes (Callable 11/15/09 @ $104.94) +	(B- , B3)	11/15/14	0.000	483,000
750	Lyondell Chemical Co., Global Company Guaranteed (Callable 06/01/08 @ $105.25)	(BB , Ba2)	06/01/13	10.500	828,750
225	Lyondell Chemical Co., Senior Unsecured Notes (Callable 09/15/10 @ $104.00)	(B+ , B1)	09/15/14	8.000	234,562
925	Lyondell Chemical Co., Senior Unsecured Notes (Callable 09/15/11 @ $104.13)	(B+ , B1)	09/15/16	8.250	975,875
300	Millennium America, Inc., Global Company Guaranteed Notes	(B+ , B1)	06/15/08	9.250	311,250
1,300	Nalco Finance Holdings, Inc., Global Senior Notes (Callable 02/01/09 @ $104.50) +	(B- , B3)	02/01/14	0.000	1,059,500
575	PolyOne Corp., Global Company Guaranteed Notes (Callable 05/15/07 @ $105.31)	(B+ , B2)	05/15/10	10.625	612,375
350	PolyOne Corp., Senior Notes §	(B+ , B2)	05/01/12	8.875	350,875
357	Terra Capital, Inc., Global Secured Notes (Callable 06/01/07 @ $105.75)	(B- , B2)	06/01/10	11.500	385,560
					6,272,852
Computer Hardware (0.3%)
750	Activant Solutions, Inc., Rule 144A, Senior Subordinated Notes (Callable 05/01/11 @ $104.75) ‡	(CCC+ , Caa1)	05/01/16	9.500	701,250
Consumer - Products (2.5%)
1,175	AAC Group Holding Corp., Global Senior Discount Notes (Callable 10/01/08 @ $105.13) +	(CCC+ , B3)	10/01/12	0.000	1,034,000
950	Amscan Holdings, Inc., Global Senior Subordinated Notes (Callable 05/01/09 @ $104.38)	(B- , Caa1)	05/01/14	8.750	929,812
825	Del Laboratories, Inc., Global Company Guaranteed Notes (Callable 02/01/08 @ $104.00)	(CCC , Caa2)	02/01/12	8.000	777,562
650	Jarden Corp., Company Guaranteed Notes (Callable 05/01/07 @ $104.87)	(B- , B3)	05/01/12	9.750	690,625
530	Playtex Products, Inc., Global Company Guaranteed Notes (Callable 06/01/07 @ $103.13)	(B- , Caa1)	06/01/11	9.375	555,175
819	Prestige Brands, Inc., Global Senior Subordinated Notes (Callable 04/15/08 @ $104.63)	(B- , B3)	04/15/12	9.250	839,475
500	Revlon Consumer Products Corp., Global Senior Notes (Callable 04/01/08 @ $104.75) §	(CCC- , Caa2)	04/01/11	9.500	478,750
					5,305,399

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Diversified Capital Goods (1.7%)
$250	Amsted Industries, Inc., Rule 144A, Senior Notes (Callable 10/15/07 @ $105.13) ‡	(B , B3)	10/15/11	10.250	$268,750
300	Blount, Inc., Senior Subordinated Notes (Callable 08/01/08 @ $104.44)	(B- , Caa1)	08/01/12	8.875	307,500
575	Esco Corp., Rule 144A, Senior Notes (Callable 12/15/08 @ $102.00) ‡	(B , B2)	12/15/13	0.000	586,500
375	Esco Corp., Rule 144A, Senior Notes (Callable 12/15/10 @ $104.31) ‡	(B , B2)	12/15/13	8.625	387,187
150	RBS Global, Inc.& Rexnord Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/10 @ $104.75) ‡	(CCC+ , B3)	08/01/14	9.500	156,750
500	RBS Global, Inc. & Rexnord Corp., Rule 144A, Senior Subordinated Notes (Callable 08/01/11 @ $105.88) ‡	(CCC+ , Caa1)	08/01/16	11.750	525,000
575	Sensus Metering Systems, Inc., Global Senior Subordinated Notes (Callable 12/15/08 @ $104.31)	(B- , Caa1)	12/15/13	8.625	577,875
875	TriMas Corp., Global Company Guaranteed Notes (Callable 06/15/07 @ $104.94)	(CCC+ , B3)	06/15/12	9.875	850,937
					3,660,499
Electric - Generation (2.1%)
37	AES Corp., Senior Notes	(B , B1)	06/01/09	9.500	39,237
400	AES Corp., Senior Notes	(B , B1)	03/01/14	7.750	424,000
800	Calpine Generating Co., Global Secured Notes (Callable 04/01/08 @ $103.50)	(D , NR)	04/01/10	7.756	848,000
875	Dynegy Holding, Inc., Global Company Guaranteed Notes (Callable 06/15/10 @ $103.19)	(B- , B2)	05/01/16	8.375	923,125
425	Edison Mission Energy, Senior Notes	(B+ , B1)	06/15/09	7.730	442,000
400	Midwest Generation LLC, Global Secured Notes (Callable 05/01/09 @ $104.38)	(B+ , Ba2)	05/01/34	8.750	436,000
313	Midwest Generation LLC, Series B, Global Pass Through Certificates	(BB- , Ba2)	01/02/16	8.560	345,333
425	NRG Energy, Inc., Senior Notes (Callable 02/01/11 @ $103.69)	(B- , B1)	02/01/16	7.375	428,187
500	Reliant Energy, Inc., Global Secured Notes (Callable 07/15/08 @ $104.75)	(B , B2)	07/15/13	9.500	538,750
					4,424,632
Electric - Integrated (0.5%)
300	Allegheny Energy Supply Company LLC, Global Notes	(BB- , Ba3)	03/15/11	7.800	323,250
250	CMS Energy Corp., Global Senior Notes	(B+ , Ba3)	08/01/10	7.750	265,000
200	CMS Energy Corp., Senior Notes	(B+ , Ba3)	01/15/09	7.500	207,250
500	Mirant Americas Generation LLC, Senior Notes Ø	(NR , NR)	05/01/06	7.625	0
300	Mirant Corp., Rule 144A, Private Placement Senior Notes ‡Ø	(NR , NR)	07/15/04	7.400	4,350
300	Sierra Pacific Resources, Global Senior Notes (Callable 03/15/09 @ $104.31)	(B- , B1)	03/15/14	8.625	323,598
					1,123,448
Electronics (2.7%)
900	Amkor Technology, Inc., Global Senior Notes (Callable 05/15/08 @ $103.88)	(CCC- , Caa1)	05/15/13	7.750	831,375
179	Ampex Corp., Secured Notes ^	(NR , NR)	08/15/08	12.000	179,191
2,225	Freescale Semiconductor, Inc., Rule 144A, Senior Subordinated Notes (Callable 12/15/11 @ $105.06) ‡	(B , B2)	12/15/16	10.125	2,238,906
700	Sanmina-SCI Corp., Senior Subordinated Notes (Callable 03/01/11 @ $104.06)	(B , Ba3)	03/01/16	8.125	680,750
775	Spansion, Inc., Rule 144A, Senior Notes (Callable 01/15/11 @ $105.63) ‡	(B , B2)	01/15/16	11.250	817,625
450	UCAR Finance, Inc. Company Guaranteed (Callable 02/15/07 @ $102.13)	(B- , B2)	02/15/12	10.250	476,437
600	Viasystems, Inc., Global Senior Subordinated Notes (Callable 01/15/08 @ $105.25)	(CCC+ , Caa1)	01/15/11	10.500	604,500
					5,828,784
Energy - Exploration & Production (2.0%)
1,627	Chesapeake Energy Corp., Senior Notes (Callable 01/15/09 @ $103.44)	(BB , Ba2)	01/15/16	6.875	1,649,371
150	Comstock Resources, Inc., Senior Notes (Callable 03/01/08 @ $103.44)	(B , B2)	03/01/12	6.875	146,250
350	El Paso Production Holding Co., Global Company Guaranteed Notes (Callable 06/01/08 @ $103.88)	(B+ , B1)	06/01/13	7.750	367,937
175	Encore Aquisition Co., Company Guaranteed Notes (Callable 12/01/10 @ $103.63)	(B , B1)	12/01/17	7.250	170,187
100	Forest Oil Corp., Global Company Guaranteed Notes (Callable 05/01/07 @ $103.88)	(B+ , B1)	05/01/14	7.750	102,250
550	Hilcorp Energy I LP/Hilcorp Finance Co., Rule 144A, Senior Notes (Callable 6/01/11 @ $104.50) ‡	(B , B3)	06/01/16	9.000	584,375
725	PetroHawk Energy Corp., Company Guaranteed Notes (Callable 07/15/10 @ $104.56)	(B- , B3)	07/15/13	9.125	764,875
200	Range Resources, Corp., Global Company Guaranteed Notes (Callable 03/15/10 @ $103.19)	(B , B1)	03/15/15	6.375	196,000
300	Whiting Petroleum Corp., Senior Subordinated Notes (Callable 05/01/08 @ $103.63)	(B- , B1)	05/01/12	7.250	302,250
					4,283,495

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Environmental (1.1%)
$1,525	Allied Waste North America, Inc., Series B, Global Senior Notes (Callable 04/15/09 @ $103.69) §	(B+ , B3)	04/15/14	7.375	$1,525,000
825	Waste Services, Inc., Global Senior Subordinated Notes (Callable 04/15/09 @ $104.75)	(CCC , Caa1)	04/15/14	9.500	864,187
					2,389,187
Food & Drug Retailers (1.3%)
925	Duane Reade, Inc., Global Senior Subordinated Notes (Callable 08/01/08 @ $104.88) §	(CCC , Caa3)	08/01/11	9.750	862,562
150	Ingles Markets, Inc., Global Company Guaranteed Notes (Callable 12/01/07 @ $102.90)	(B , B3)	12/01/11	8.875	157,125
750	Rite Aid Corp., Global Company Guaranteed Notes (Callable 01/15/10 @ $103.75)	(B+ , B2)	01/15/15	7.500	746,250
925	Stater Brothers Holdings, Inc., Global Senior Notes (Callable 06/15/08 @ $104.06)	(BB- , B1)	06/15/12	8.125	943,500
					2,709,437
Food - Wholesale (1.0%)
375	Dole Foods Co., Debentures Notes	(B , B3)	07/15/13	8.750	365,625
550	National Beef Packing Company LLC, Global Senior Notes (Callable 08/01/07 @ $105.25)	(B- , Caa1)	08/01/11	10.500	583,000
700	Pinnacle Foods Holding Corp., Global Senior Subordinated Notes (Callable 12/01/08 @ $104.13)	(B- , B3)	12/01/13	8.250	720,125
250	Swift & Co., Global Company Guaranteed Notes (Callable 02/12/07 @ $105.06)	(B- , B3)	10/01/09	10.125	255,625
300	Swift & Co., Global Senior Subordinated Notes (Callable 02/12/07 @ 106.25) §	(CCC+ , Caa1)	01/01/10	12.500	308,250
					2,232,625
Forestry & Paper (2.9%)
525	Boise Cascade LLC, Global Company Guaranteed Notes (Callable 10/15/09 @ $103.56)	(B+ , B2)	10/15/14	7.125	510,562
850	Cellu Tissue Holdings, Inc., Global Secured Notes (Callable 03/15/07 @ $107.31)	(B , B2)	03/15/10	9.750	843,625
475	Georgia-Pacific Corp., Debentures Notes	(B , B2)	06/15/15	7.700	486,281
200	Georgia-Pacific Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/12 @ $103.56) ‡	(B , Ba3)	01/15/17	7.125	200,500
775	Graphic Packaging International Corp., Senior Subordinated Notes (Callable 08/15/08 @ $104.75)	(B- , B3)	08/15/13	9.500	821,500
375	Newark Group, Inc., Global Senior Subordinated Notes (Callable 03/15/09 @ $104.88)	(B- , Caa1)	03/15/14	9.750	377,812
525	NewPage Corp., Global Secured Notes (Callable 05/01/09 @ $106.00)	(CCC+ , B3)	05/01/12	10.000	556,500
550	NewPage Corp., Global Senior Subordinated Notes (Callable 05/01/09 @ $106.00)	(CCC+ , Caa1)	05/01/13	12.000	584,375
1,250	Stone Container Corp., Global Senior Notes (Callable 07/01/07 @ $104.19)	(CCC+ , B2)	07/01/12	8.375	1,231,250
125	Verso Paper Holdings LLC, Rule 144A, Secured Notes (Callable 08/01/10 @ $104.56) ‡	(B+ , B2)	08/01/14	9.125	130,937
575	Verso Paper Holdings LLC, Rule 144A, Senior Subordinated Notes (Callable 08/01/11 @ $105.69) ‡	(B- , B3)	08/01/16	11.375	606,625
					6,349,967
Gaming (4.1%)
400	Aztar Corp., Global Senior Subordinated Notes (Callable 06/15/09 @ $103.94)	(B+ , Ba3)	06/15/14	7.875	436,500
200	Buffalo Thunder Development Authority, Rule 144A, Secured Notes (Callable 12/15/10 @104.69) ‡	(B , B2)	12/15/14	9.375	204,000
1,000	CCM Merger, Inc., Rule 144A, Notes (Callable 08/01/09 @ $104.00) ‡	(CCC+ , B3)	08/01/13	8.000	982,500
300	Herbst Gaming, Inc., Global Senior Subordinated Notes (Callable 06/01/08 @ $104.06)	(B- , NR)	06/01/12	8.125	307,500
975	Inn of the Mountain Gods, Global Senior Notes (Callable 11/15/07 @ $106.00)	(B- , B3)	11/15/10	12.000	1,057,875
400	Isle of Capri Casinos, Inc., Global Senior Subordinated Notes (Callable 03/01/09 @ $103.50)	(B , B1)	03/01/14	7.000	400,000
725	Jacobs Entertainment, Inc., Rule 144A, Global Company Guaranteed Notes (Callable 06/15/10 @ $104.88) ‡	(B- , B3)	06/15/14	9.750	739,500
475	Majestic Star Casino LLC, Company Guaranteed Notes (Callable 10/15/07 @ $104.75)	(B+ , B1)	10/15/10	9.500	501,125
500	Majestic Star Casino LLC, Global Senior Unsecured Notes (Callable 10/15/08 @ $104.88)	(CCC+ , Caa1)	01/15/11	9.750	497,500
450	MGM Mirage, Inc., Company Guaranteed Notes	(B+ , B1)	02/01/11	8.375	469,125
600	Resorts International Hotel and Casino, Inc., Global Company Guaranteed Notes (Callable 03/15/07 @ $106.00)	(B- , Caa1)	03/15/09	11.500	621,750
625	Trump Entertainment Resorts, Inc., Secured Notes (Callable 06/01/10 @ $104.25)	(B- , Caa1)	06/01/15	8.500	625,000
500	Turning Stone Resort Casino Enterprise, Rule 144A, Senior Notes (Callable 09/15/10 @ $104.56) ‡	(B+ , Ba3)	09/15/14	9.125	513,750
189	Waterford Gaming LLC, Rule 144A, Senior Notes (Callable 09/15/08 @ $103.55) ‡	(BB- , B1)	09/15/12	8.625	200,812
850	Wilmar Opco LLC, Rule 144A, Senior Subordinated Notes (Callable 12/15/10 @ $104.81) ‡	(CCC+ , B3)	12/15/14	9.625	845,750
500	Wynn Las Vegas LLC, Global First Mortgage Notes (Callable 12/01/09 @ $103.31)	(BB- , B1)	12/01/14	6.625	499,375
					8,902,062
Gas Distribution (1.7%)
500	El Paso Corp., Senior Notes	(B , B2)	05/15/11	7.000	521,250
250	El Paso Natural Gas, Series A, Global Senior Notes (Callable 08/01/07 @ $103.81)	(B+ , Ba1)	08/01/10	7.625	262,500

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Gas Distribution
$1,050	El Paso Performance -Link, Rule 144A, Notes ‡	(B+ , B2)	07/15/11	7.750	$1,115,625
525	Inergy LP/Inergy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/11 @ $104.13)	(B , B1)	03/01/16	8.250	553,875
1,175	Williams Companies, Inc., Notes	(BB- , Ba2)	03/15/12	8.125	1,277,812
					3,731,062
Health Services (5.4%)
400	CDRV Investors, Inc., Global Senior Discount Notes (Callable 01/01/10 @ $104.81) +	(B- , Caa2)	01/01/15	0.000	312,000
550	CDRV Investors, Inc., Rule 144A, Senior Notes (Callable 02/12/07 @ $100.00) ‡	(CCC+ , Caa1)	12/01/11	0.000	539,000
2,700	HCA, Inc., Global Senior Unsecured Notes	(B-, Caa1)	02/15/16	6.500	2,288,250
350	HCA, Inc., Notes	(BB+ , Ba1)	10/01/12	6.300	321,125
1,200	HCA, Inc., Rule 144A, Secured Notes (Callable 11/15/11 @ $104.63) ‡	(BB-, B2)	11/15/16	9.250	1,288,500
800	Healthsouth Corp., Rule 144A, Senior Notes (Callable 06/15/11 @ $105.38) ‡	(CCC+ , Caa1)	06/15/16	10.750	865,000
650	Iasis Healthcare/Capital Corp., Global Senior Subordinated Notes (Callable 06/15/09 @ $104.38)	(B- , B3)	06/15/14	8.750	661,375
550	Stewart Enterprises, Inc., Global Senior Notes (Callable 02/15/09 @ $103.13)	(B+ , B1)	02/15/13	6.250	532,125
1,425	Tenet Healthcare Corp., Global Senior Notes	(CCC+ , Caa1)	07/01/14	9.875	1,457,063
500	Tenet Healthcare Corp., Global Senior Notes	(CCC+ , Caa1)	02/01/15	9.250	502,500
1,050	Triad Hospitals, Inc., Senior Subordinated Notes (Callable 11/15/08 @ $103.50)	(B+ , B2)	11/15/13	7.000	1,061,813
800	Universal Hospital Services, Inc., Global Senior Notes (Callable 11/01/07 @ $105.06)	(B- , B3)	11/01/11	10.125	858,000
950	Vanguard Health Holding Co., Global Senior Subordinated Notes (Callable 10/01/09 @ $104.50)	(CCC+ , Caa1)	10/01/14	9.000	966,625
					11,653,376
Hotels (0.9%)
500	Bluegreen Corp., Series B, Company Guaranteed Notes (Callable 02/12/07 @ $100.00)	(B- , B3)	04/01/08	10.500	500,000
425	Felcor Lodging LP, Global Company Guaranteed Notes	(B , Ba3)	06/01/11	8.500	454,750
250	Host Hotels & Resorts LP, Rule 144A, Company Guaranteed Notes (Callable 11/01/10 @ $103.44) ‡	(BB , Ba1e)	11/01/14	6.875	254,375
825	Host Marriott LP, Series Q, Global Company Guaranteed (Callable 06/01/11 @ $103.33)	(BB , Ba2)	06/01/16	6.750	830,156
					2,039,281
Household & Leisure Products (1.1%)
650	ALH Finance LLC, Senior Subordinated Notes (Callable 01/15/09 @ $104.25)	(CCC+ , B3)	01/15/13	8.500	641,875
400	Ames True Temper, Inc., Global Company Guaranteed Notes (Callable 01/15/07 @ $103.00)	(CCC+ , Caa1)	01/15/12	7.141	408,000
600	Ames True Temper, Inc., Global Senior Subordinated Notes (Callable 07/15/08 @ $105.00)	(CCC- , Caa3)	07/15/12	10.000	555,000
325	Sealy Mattress Co., Global Senior Subordinated Notes (Callable 06/15/09 @ $104.13)	(B- , B2)	06/15/14	8.250	341,250
525	Simmons Bedding Co., Global Senior Subordinated Notes (Callable 01/15/09 @ $103.94) §	(B- , B3)	01/15/14	7.875	534,188
					2,480,313
Leisure (0.7%)
350	Bally Total Fitness Holding Corp., Global Senior Notes (Callable 07/15/07 @ $105.25) §	(CCC- , Caa1)	07/15/11	10.500	343,875
450	Six Flags, Inc., Global Senior Notes (Callable 04/15/08 @ $104.88) §	(CCC , Caa1)	04/15/13	9.750	424,688
700	Six Flags, Inc., Global Senior Notes (Callable 06/01/09 @ $104.81) §	(CCC , Caa1)	06/01/14	9.625	652,750
					1,421,313
Machinery (0.2%)
450	Case New Holland, Inc., Global Company Guaranteed Notes (Callable 08/01/07 @ $104.62)	(BB- , Ba3)	08/01/11	9.250	478,688
Media - Broadcast (2.0%)
600	Albritton Communication Co., Global Senior Subordinated Notes (Callable 12/15/07 @ $103.88)	(B- , B1)	12/15/12	7.750	609,000
400	CMP Susquehanna Corp., Rule 144A, Senior Surbordinated Notes (Callable 05/15/10 @ $104.94) ‡	(CCC , B3)	05/15/14	9.875	400,000
300	Fisher Communications, Inc., Global Senior Notes (Callable 09/15/09 @ $104.31)	(B- , B2)	09/15/14	8.625	319,500
350	Gray Television, Inc., Global Company Guaranteed Notes (Callable 02/12/07 @ $104.62)	(B- , B1)	12/15/11	9.250	367,063
675	Nexstar Finance, Inc., Global Senior Subordinated Notes (Callable 01/15/09 @ $103.50)	(CCC+ , B2)	01/15/14	7.000	637,875
800	Paxson Communications Corp., Rule 144A, Secured Notes (Callable 01/15/08 @ $102.00) ‡	(CCC- , Caa2)	01/15/13	11.610	814,000
750	Sirius Satellite Radio, Inc., Global Senior Unsecured Notes (Callable 09/01/09 @ $104.81)	(CCC , Caa1)	08/01/13	9.625	741,563
400	XM Satellite Radio, Inc., Global Company Guaranteed Notes (Callable 05/01/08 @ $102.00)	(CCC, Caa1)	05/01/13	9.989	391,000
					4,280,001

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Media - Cable (5.5%)
$750	Atlantic Broadband Finance LLC, Rule 144A, Global Company Guaranteed Notes (Callable 01/15/09 @ $104.69) ‡	(CCC+ , Caa1)	01/15/14	9.375	$762,188
650	CCH I Holdings LLC, Global Company Guaranteed Notes (Callable 09/30/07 @ $103.92)	(CCC- , Caa3)	05/15/14	11.750	589,875
1,637	CCH I LLC, Global Secured Notes (Callable 10/01/10 @ $105.50)	(CCC- , Caa2)	10/01/15	11.000	1,688,156
1,000	Charter Communication Holdings II, Senior Notes (Callable 09/15/08 @ $105.13)	(CCC- , Caa1)	09/15/10	10.250	1,051,250
1,300	Charter Communication Holdings LLC, Global Senior Notes (Callable 11/15/08 @ $104.38)	(CCC- , NR)	11/15/13	8.750	1,356,875
750	Charter Communications Holdings LLC, Senior Discount Notes (Callable 04/01/07 @ $100.00)	(CCC- , Caa3)	04/01/11	9.920	697,500
1,200	CSC Holdings, Inc., Global Senior Notes	(B+ , NR)	04/15/12	6.750	1,176,000
980	CSC Holdings, Inc., Series B, Senior Notes	(B+ , B2)	04/01/11	7.625	1,003,275
100	DirecTV Holdings LLC, Global Company Guaranteed Notes (Callable 06/15/10 @ $103.19)	(BB- , Ba3)	06/15/15	6.375	96,375
750	EchoStar DBS Corp., Global Company Guaranteed Notes	(BB- , Ba3)	10/01/14	6.625	733,125
525	GCI, Inc., Global Senior Notes (Callable 02/15/09 @ $103.63)	(B+ , B1)	02/15/14	7.250	523,688
250	Insight Communications Company, Inc., Senior Discount Notes (Callable 02/15/07 @ $104.08) +	(CCC+ , B3)	02/15/11	0.000	262,500
259	Insight Midwest/Insight Capital, Senior Notes (Callable 10/01/07 @ $100.00)	(B , B3)	10/01/09	9.750	263,856
1,150	Mediacom Broadband LLC, Global Senior Notes (Callable 10/15/10 @ $104.25)	(B , B3)	10/15/15	8.500	1,170,125
525	Mediacom LLC/Capital Corp., Senior Notes (Callable 02/15/07 @ $101.97)	(B , B3)	02/15/11	7.875	524,344
					11,899,132
Media - Services (0.6%)
475	WMG Holdings Corp., Global Senior Discount Notes (Callable 12/15/09 @ $104.75)	(B- , B2)	12/15/14	0.000	382,375
1,025	Young Broadcasting, Inc., Global Senior Subordinated Notes (Callable 01/15/09 @ $104.38)	(CCC- , Caa1)	01/15/14	8.750	893,031
					1,275,406
Metals & Mining Excluding Steel (1.1%)
125	Aleris International, Inc., Rule 144A, Senior Notes (Callable 12/15/10 @$104.50) ‡	(B- , Ba1e)	12/15/14	9.000	126,250
400	Aleris International, Inc., Rule 144A Senior Subordinated Notes (Callable12/15/11 @105.00) ‡	(B- , Ba1e)	12/15/16	10.000	403,000
500	Alpha Natural Resources, Global Company Guaranteed Notes (Callable 06/01/08 @ $105.00)	(B- , B3)	06/01/12	10.000	545,000
625	PNA Group, Inc., Rule 144A, Senior Notes (Callable 09/01/11 @ $105.38) ‡	(B- , B3)	09/01/16	10.750	649,219
675	Southern Copper Corp., Global Senior Notes	(BBB- , Baa2)	07/27/35	7.500	735,269
					2,458,738
Non-Food & Drug Retailers (4.0%)
811	Affinity Group Holding, Global Senior Subordinated Notes (Callable 02/15/08 @ $105.44)	(CCC+ , B3)	02/15/12	10.875	803,226
250	Affinity Group, Inc., Global Senior Subordinated Notes (Callable 02/15/08 @ $104.50)	(CCC+ , B2)	02/15/12	9.000	248,750
675	Asbury Automotive Group Inc., Global Company Guaranteed Notes (Callable 06/15/07 @ $104.50)	(B , B3)	06/15/12	9.000	708,750
750	Brookstone Company, Inc., Global Secured Notes (Callable 10/15/09 @ $106.00) §	(B , Caa1)	10/15/12	12.000	736,875
800	Finlay Fine Jewelry Corp., Global Senior Notes (Callable 06/01/08 @ $104.19)	(B- , B3)	06/01/12	8.375	770,000
703	Flooring America, Inc., Series B, Company Guaranteed Notes ^Ø	(NR , NR)	10/15/07	9.250	0
225	General Nutrition Center, Global Company Guaranteed Notes (Callable 01/15/08 @ $104.31)	(B- , B1)	01/15/11	8.625	237,938
675	General Nutrition Center, Global Senior Subordinated Notes (Callable 12/01/07 @ $104.25)	(B- , B3)	12/01/10	8.500	696,938
675	GSC Holdings Corp., Global Company Guaranteed Notes (Callable 10/01/09 @ $104.00) §	(B+ , B1)	10/01/12	8.000	708,750
300	Michaels Stores, Inc., Rule 144A, Senior Notes (Callable 11/01/10 @ $105.00) ‡	(CCC , B2)	11/01/14	10.000	313,500
575	Michaels Stores, Inc., Rule 144A, Senior Subordinated Notes (Callable 11/01/11 @ $105.00) ‡	(CCC , Caa1)	11/01/16	11.375	602,313
500	Nebraska Book Co., Inc., Global Senior Subordinated Notes (Callable 03/15/08 @ $104.31)	(CCC , B3)	03/15/12	8.625	482,500
1,000	Neiman-Marcus Group, Inc., Global Company Guaranteed Notes (Callable 10/15/10 @ $105.19) §	(B- , B3)	10/15/15	10.375	1,117,500
650	PCA LLC, Global Senior Notes Ø	(NR , NR)	08/01/09	11.875	136,500
400	SGS International, Inc., Global Senior Subordinated Notes (Callable 12/15/09 @ $106.00)	(B- , B3)	12/15/13	12.000	418,000
547	Stripes Acquisition LLC, Rule 144A, Senior Notes (Callable 12/15/09 @ $105.31) ‡	(B , B3)	12/15/13	10.625	596,230
					8,577,770
Office Equipment (0.2%)
450	Xerox Corp., Senior Notes (Callable 06/15/08 @ $103.81)	(BB+ , Ba1)	06/15/13	7.625	474,750

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Oil Refining & Marketing (0.2%)
$200	Giant Industries, Inc., Company Guaranteed Notes (Callable 05/15/09 @ $104.00)	(B- , B2)	05/15/14	8.000	$217,250
162	Giant Industries, Inc., Global Company Guaranteed Notes (Callable 05/15/07 @ $105.50)	(B- , B2)	05/15/12	11.000	174,555
					391,805
Packaging (2.8%)
490	Berry Plastics Holding Corp., Rule 144A, Secured Notes (Callable 09/15/10 @ $104.44) (Singapore) ‡	(CCC+ , B2)	09/15/14	8.875	499,800
1,025	Constar International Inc., Senior Subordinated Notes (Callable 12/01/07 @ $105.50) §	(CCC , Caa2)	12/01/12	11.000	953,250
775	Covalence Specialty Materials Corp., Rule 144A, Senior Subordinated Notes (Callable 03/01/11 @ $105.13) ‡	(CCC+ , B3)	03/01/16	10.250	713,000
410	Crown Americas LLC, Global Senior Notes (Callable 11/15/10 @ $103.88)	(B , B1)	11/15/15	7.750	427,425
25	Graham Packaging Co., Inc., Global Company Guaranteed Notes (Callable 10/15/08 @ $104.25)	(CCC+ , Caa1)	10/15/12	8.500	25,375
775	Graham Packaging Co., Inc., Global Subordinated Notes ( Callable 10/15/09 @ $104.94) §	(CCC+ , Caa1)	10/15/14	9.875	786,625
680	Owens-Brockway Glass, Global Company Guaranteed Notes (Callable 05/15/08 @ $104.13)	(B , B3)	05/15/13	8.250	706,350
500	Plastipak Holdings, Inc., Rule 144A, Senior Notes (Callable 12/15/10 @ $104.25) ‡	(B , B3)	12/15/15	8.500	522,500
500	Pliant Corp., Global Secured Notes (Callable 06/01/07 @ $105.56)	(CCC , NR)	09/01/09	11.125	488,750
1,175	Solo Cup Co., Global Senior Subordinated Notes (Callable 02/15/09 @ $104.25)	(B- , Caa2)	02/15/14	8.500	1,022,250
					6,145,325
Pharmaceuticals (0.3%)
550	Athena Neuro Finance LLC, Company Guaranteed Notes	(B , B3)	02/21/08	7.250	562,375
Printing & Publishing (2.8%)
775	American Media Operations, Inc., Series B, Global Company Guaranteed Notes (Callable 05/01/07 @ $100.00)	(CCC- , Caa2)	05/01/09	10.250	752,719
875	CBD Media Holdings/Finance, Global Senior Notes (Callable 07/15/08 @ $104.63)	(CCC+ , Caa1)	07/15/12	9.250	915,469
350	Dex Media, Inc., Global Discount Notes (Callable 11/15/08 @ $104.50) +	(B , B3)	11/15/13	0.000	314,125
750	Haights Cross Operating Co., Global Company Guaranteed Notes (Callable 08/15/08 @ $105.88)	(CCC , Caa2)	08/15/11	11.750	773,438
2,000	Premier Graphics, Inc., Company Guaranteed Notes ^Ø	(NR , NR)	12/01/05	11.500	0
2,000	R.H. Donnelley Corp., Series A-2, Global Senior Discount Notes (Callable 01/15/09 @ $103.44)	(B , B3)	01/15/13	6.875	1,927,500
150	R.H. Donnelley Corp., Series A-3, Global Senior Notes (Callable 01/15/11 @ $104.44)	(B , B3)	01/15/16	8.875	158,250
725	Vertis, Inc., Series B, Global Company Guaranteed Notes (Callable 02/12/07 @ $105.44)	(CCC , Caa1)	06/15/09	10.875	732,250
550	WDAC Subsidiary Corp., Rule 144A, Senior Notes ‡	(CCC+ , Caa1)	12/01/14	8.375	568,563
					6,142,314
Restaurants (1.5%)
850	Buffets, Inc., Rule 144A, Senior Unsecured Notes, (Callable 11/01/10 @ $106.25) ‡	(CCC , Caa1)	11/01/14	12.500	860,625
875	Denny's Corp., Global Company Guaranteed Notes (Callable 10/01/08 @ $105.00)	(CCC+ , Caa1)	10/01/12	10.000	927,500
600	Friendly Ice Cream Corp., Global Senior Notes (Callable 06/15/08 @ $104.19) §	(CCC+ , Caa1)	06/15/12	8.375	568,500
850	Sbarro, Inc., Company Guaranteed Notes (Callable 09/15/07 @ $100.00)	(CCC+ , Caa1)	09/15/09	11.000	867,000
					3,223,625
Software/Services (0.9%)
1350	Sungard Data Systems, Inc., Global Company Guaranteed Notes (Callable 08/15/10 @ $105.13)	(B- , Caa1)	08/15/15	10.250	1,447,875
500	Sunguard Data Systems, Inc., Global Company Guaranteed Notes (Callable 08/15/09 @ $104.56)	(B- , Caa1)	08/15/13	9.125	527,500
					1,975,375
Steel Producers/Products (1.4%)
250	AK Steel Corp., Company Guaranteed Notes (Callable 02/15/07 @ $100.00)	(B+ , B1)	02/15/09	7.875	251,250
575	AK Steel Corp., Global Company Guaranteed Notes (Callable 06/15/07 @ $103.88)	(B+ , B1)	06/15/12	7.750	582,188
775	Egden Acquisition Corp., Global Secured Notes (Callable 02/01/08 @ $104.94)	(B- , B3)	02/01/11	9.875	794,375
525	International Steel Group, Inc., Global Senior Notes	(BBB- , Ba1)	04/15/14	6.500	542,063
775	RathGibson, Inc., Rule 144A, Senior Notes (Callable 02/15/10 @ $105.63) ‡	(B- , B3)	02/15/14	11.250	825,375
0	WCI Steel Acquisition, Inc., Senior Notes	(NR , NR)	05/01/16	8.000	330
250	WCI Steel, Escrow Ø	(NR , NR)	12/01/04	10.000	7,494
					3,003,075

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Support - Services (4.9%)
$400	Allied Security Escrow Corp., Global Senior Subordinated Notes (Callable 07/15/08 @ $105.69)	(CCC+ , Caa1)	07/15/11	11.375	$412,000
200	Ashtead Capital, Inc., Rule 144A, (Callable 08/15/11 @ $104.50) ‡	(B , NR)	08/15/16	9.000	215,000
600	Brand Services, Inc., Global Company Guaranteed (Callable 10/15/07 @ $106.00)	(CCC+ , Caa1)	10/15/12	12.000	665,028
684	Di Finance/Dyncorp International, Global Senior Subordinated Notes (Callable 02/15/09 @ $104.75)	(B , B3)	02/15/13	9.500	728,460
100	Education Management LLC, Rule 144A, Senior Notes (Callable 06/01/10 @ $104.30) ‡	(CCC+ , B2)	06/01/14	8.750	104,000
675	Education Management LLC, Rule 144A, Senior Subordinated Notes (Callable 06/01/11 @ $105.13) ‡	(CCC+ , Caa1)	06/01/16	10.250	717,188
300	Hertz Corp., Rule 144A, Senior Notes (Callable 01/01/10 @ $104.44) ‡	(B , B1)	01/01/14	8.875	315,750
400	Hertz Corp., Rule 144A, Senior Subordinated Notes (Callable 01/01/11 @ $105.25) ‡	(B , B3)	01/01/16	10.500	442,000
800	HydroChem Industrial Services, Inc., Rule 144A, Senior Subordinated Notes (Callable 02/15/09 @ $104.63) ‡	(CCC+ , B3)	02/15/13	9.250	808,000
350	Iron Mountain, Inc., Company Guaranteed Notes (Callable 04/01/07 @ $102.88)	(B , B3)	04/01/13	8.625	363,125
300	Iron Mountain, Inc., Company Guaranteed Notes (Callable 07/01/08 @ $103.31)	(B , B3)	01/01/16	6.625	289,500
1,100	Johnsondiversey Holdings, Inc., Global Discount Notes (Callable 05/15/07 @ $105.34) +	(CCC+ , Caa1)	05/15/13	0.000	1,067,000
250	Language Line Holdings, Inc., Global Senior Subordinated Notes (Callable 06/15/08 @ $105.56)	(CCC+ , B3)	06/15/12	11.125	261,250
500	Mobile Services Group, Inc., Rule 144A, Senior Notes (Callable 08/01/10 @ $104.88) ‡	(B- , B3)	08/01/14	9.750	525,000
725	Rental Service Corp., Rule 144A, Bonds (Callable 12/01/10 @ $104.75) ‡	(B- , Caa1)	12/01/14	9.500	752,188
50	TDS Investor Corp., Rule 144A, Senior Notes (Callable 09/01/10 @ $104.94) ‡	(B- , Caa1)	09/01/14	9.875	50,500
1,175	TDS Investor Corp., Rule 144A, Senior Subordinated Notes (Callable 09/01/11 @ $105.94) ‡	(B- , Caa1)	09/01/16	11.875	1,210,250
1,050	United Rentals North America, Inc., Global Senior Subordinated Notes (Callable 02/15/09 @ $103.50) §	(B , B3)	02/15/14	7.000	1,035,563
525	Williams Scotsman, Inc., Global Company Guaranteed Notes (Callable 10/01/10 @ $104.25)	(B+ , B3)	10/01/15	8.500	550,594
					10,512,396
Telecom - Fixed Line (1.3%)
1,300	Level 3 Communications, Inc., Convertible Notes	(CCC- , Caa3)	03/15/10	6.000	1,205,750
500	Level 3 Communications, Inc., Global Senior Notes (Callable 03/01/09 @ $100.00) §	(CCC- , CCC-)	03/01/10	11.500	532,500
500	Level 3 Financing, Inc., Rule 144A, Senior Notes (Callable 11/01/10 @104.63) ‡	(CCC- , B2)	11/01/14	9.250	512,500
500	Time Warner Telecom Holdings, Global Company Guaranteed Notes (Callable 02/15/09 @ $104.62)	(CCC+ , B2)	02/15/14	9.250	536,875
					2,787,625
Telecom - Integrated/Services (2.2%)
925	Cincinnati Bell, Inc., Global Senior Subordinated Notes (Callable 01/15/09 @ $104.19)	(B- , B3)	01/15/14	8.375	955,063
600	Hawaiian Telecom Communications, Inc., Global Company Guaranteed Notes § (Callable 05/01/10 @ $106.25)	(CCC+ , B3)	05/01/15	12.500	631,500
525	Hughes Network Systems LLC, Rule 144A, Senior Notes (Callable 04/15/10 @ $104.75) ‡	(B- , B1)	04/15/14	9.500	550,594
545	PanAmSat Corp., Global Company Guaranteed Notes (Callable 08/15/09 @ $104.50)	(B , B2)	08/15/14	9.000	578,381
1,025	Qwest Communications International, Inc., Global Company Guaranteed Notes (Callable 02/15/08 @ $103.63)	(B , B2)	02/15/11	7.250	1,053,188
300	Qwest Communications International, Inc., Global Company Guaranteed Notes (Callable 02/15/09 @ $103.75)	(B , B2)	02/15/14	7.500	310,500
120	Qwest Corp., Global Senior Notes	(BB , Ba2)	06/15/15	7.625	129,000
75	Qwest Corp., Global Senior Unsecured Notes	(BB+ , Ba1e)	10/01/14	7.500	79,875
225	Windstream Corp., Senior Notes	(BB- , Ba3)	08/01/13	8.125	244,688
225	Windstream Corp., Senior Notes (Callable 08/01/11 @ $104.31)	(BB- , Ba3)	08/01/16	8.625	247,500
					4,780,289
Telecom - Wireless (3.3%)
525	American Tower Corp., Global Senior Notes (Callable 10/15/08 @ $103.56)	(BB- , Ba3)	10/15/12	7.125	539,438
450	Centennial Cellular Communications Corp., Global Company Guaranteed Notes (Callable 06/15/08 @ $105.06) §	(CCC , B2)	06/15/13	10.125	487,125
650	Centennial Communications Corp., Global Senior Notes (Callable 01/01/09 @ $107.50)	(CCC , Caa1)	01/01/13	10.000	694,688
800	Cricket Communications, Inc., Rule 144A, Senior Notes (Callable 11/01/10 @ $104.69) ‡	(CCC , Caa2)	11/01/14	9.375	848,000
455	Dobson Cellular Systems, Global Secured Notes (Callable 11/1/08 @ $104.94)	(CCC , B1)	11/01/12	9.875	498,225
700	Dobson Communications Corp., Global Senior Notes (Callable 10/01/08 @ $104.44) §	(CCC , Caa2)	10/01/13	8.875	716,625
350	Horizon PCS, Inc., Global Company Guaranteed Notes (Callable 07/15/08 @ $105.69)	(B- , NR)	07/15/12	11.375	392,000
250	iPCS, Inc., Global Senior Notes (Callable 05/01/08 @ $105.75)	(B- , B3)	05/01/12	11.500	278,750

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Telecom - Wireless
$925	Metro PCS Wireless, Inc., Rule 144A, Senior Notes (Callable 11/01/10 @ $104.63) ‡	(CCC , Caa2)	11/01/14	9.250	$971,250
100	Rural Cellular Corp., Global Senior Notes (Callable 08/01/07 @ $104.94)	(CCC , B3)	02/01/10	9.875	106,875
925	Rural Cellular Corp., Global Senior Subordinated Notes (Callable 01/15/07 @ $103.25) §	(CCC , Caa2)	01/15/10	9.750	955,063
775	Triton PCS, Inc., Global Company Guaranteed Notes (Callable 06/01/08 @ $104.25)	(CCC- , Caa2)	06/01/13	8.500	745,938
					7,233,977
Theaters & Entertainment (0.8%)
450	AMC Entertainment, Inc., Global Senior Subordinated Notes (Callable 03/01/09 @ $104.00)	(CCC+ , B3)	03/01/14	8.000	448,875
650	AMC Entertainment, Inc., Senior Subordinated Notes (Callable 02/01/07 @ $104.94)	(CCC+ , B3)	02/01/12	9.875	685,750
200	Cinemark USA, Inc., Global Senior Subordinated Notes (Callable 02/01/08 @ $104.50)	(B- , B2)	02/01/13	9.000	213,000
400	Cinemark, Inc., Global Senior Discount Notes (Callable 03/15/09 @ $104.88) +	(B- , B3)	03/15/14	0.000	345,500
					1,693,125
Transportation Excluding Air/Rail (0.1%)
195	H-Line Finance Holding Corp., Global Senior Discount Notes (Callable 04/01/08 @ $105.50) +	(CCC+ , Caa1)	04/01/13	0.000	182,325
	TOTAL U.S. CORPORATE BONDS (Cost $185,767,805)				188,930,931
Number of Shares
COMMON STOCKS (0.8%)
Auto Parts & Equipment (0.0%)
18,064	Safelite Glass Corp., Class B ^*				15,354
1,219	Safelite Realty Corp.^*				9,752
					25,106
Chemicals (0.0%)
4,893	Huntsman Corp.*				92,820
Consumer - Products (0.0%)
20,689	Continental AFA Dispensing Co.^*				0
Electric - Integrated (0.3%)
17,900	Mirant Corp.*				565,103
Food - Wholesale (0.3%)
590	Crunch Equity Holdings LLC ^*				590,405
Gaming (0.1%)
12,000	Progressive Gaming International Corp. *				108,840
Packaging (0.0%)
4	Pliant Corp. *				0
Printing & Publishing (0.1%)
10,652	Cenveo, Inc., Rule 144A ‡*				225,822
Restaurant (0.0%)
5	Roma Restaurant Holdings, Inc. ^*				90
Steel Producers/Products (0.0%)
2,735	WCI Steel Acquisition, Inc. ^*				75,213
	TOTAL COMMON STOCKS (Cost $1,251,192)				1,683,399

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2006

Number of Shares					Value
PREFERRED STOCKS (0.0%)
Media - Cable (0.0%)
$7,500	Adelphia Communications Corp., 13% cumulative exchangeable Series B (Callable 07/15/07 @ $102.17) * (Cost $750,000)				$1,725
WARRANTS (0.0%)
Auto Parts & Equipment (0.0%)
29,514	Safelite Glass Corp., strike price $0.01, Class B, expires 09/29/07 ^*				0
Building Materials (0.0%)
1,250	Dayton Superior Corp., strike price $0.01, Rule 144A, expires 06/15/09 ‡^*				13
Chemicals (0.0%)
117	AGY Holding Corp., strike price $0.01, expires 01/01/10 ^*				1
Telecom - Fixed Line (0.0%)
4	NTL, Inc., strike price $262.93, Series A, expires 06/01/10 *				1
	TOTAL WARRANTS (Cost $30,935)				15
	TOTAL U.S. SECURITIES (Cost $187,799,932)				190,616,070
Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%
FOREIGN CORPORATE BONDS (10.0%)
Apparel/Textiles (0.2%)
275	IT Holdings Finance SA, Rule 144A, Senior Notes (Luxembourg) ‡	(CCC+ , Caa1)	11/15/12	9.875	364,442
Building Materials (0.3%)
750	MAAX Corp., Global Senior Subordinated Notes (Callable 06/15/08 @ $104.88) (Canada)	(CCC- , B3)	06/15/12	9.750	588,750
Chemicals (1.0%)
700	Basell AF SCA, Rule 144A, Company Guaranteed Notes (Callable 08/15/10 @ $104.19) (Luxembourg) ‡	(B- , B2)	08/15/15	8.375	722,750
975	Ineos Group Holding PLC., Rule 144A, Notes (Callable 02/15/11 @ $104.25) (United Kingdom) ‡	(B- , B2)	02/15/16	8.500	936,000
212	Rhodia SA, Global Senior Notes (France)	(CCC+ , B2)	06/01/10	10.250	242,740
300	Rhodia SA., Global Senior Subordinated Notes (Callable 06/01/07 @ $104.44) (France)	(B- , B3)	06/01/11	8.875	318,000
					2,219,490
Electronics (0.8%)
400	Avago Technologies Finance PTE., Rule 144A, Senior Subordinated Notes (Callable 12/01/10 @ $105.94) (Singapore) ‡	(CCC+ , Caa1)	12/01/15	11.875	440,000
300	Avago Technologies Finance PTE., Rule 144A, Senior Notes (Callable 12/01/09 @ $105.06) (Singapore) ‡	(B , B2)	12/01/13	10.125	321,750
600	Celestica, Inc., Senior Subordinated Notes (Callable 07/01/08 @ $103.94) (Canada)	(B , B2)	07/01/11	7.875	597,000
375	NXP BV/NXP Funding LLC., Rule 144A, Senior Notes (Callable 10/15/11 @ $104.75) (Netherlands) ‡	(B+ , B2)	10/15/15	9.500	386,250
					1,745,000
Food & Drug Retailers (0.4%)
750	Jean Coutu Group (PJC), Inc., Global Senior Subordinated Notes (Callable 08/01/09 @ $104.25) (Canada)	(B- , Caa2)	08/01/14	8.500	758,437
Forestry & Paper (1.3%)
350	Abitibi-Consolidated, Inc., Global Notes (Canada)	(B+ , B1)	06/15/11	7.750	315,875
700	Abitibi-Consolidated, Inc., Yankee Senior Notes (Canada) §	(B+ , B1)	04/01/15	8.375	609,000
550	Bowater Canada Finance Corp. , Global Company Guaranteed (Canada)	(B+ , B2)	11/15/11	7.950	541,750

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
FOREIGN CORPORATE BONDS
Forestry & Paper
$500	JSG Funding PLC, Global Senior Notes (Callable 10/01/07 @ $104.81) (Ireland)	(B- , B3)	10/01/12	9.625	$532,500
750	JSG Funding PLC, Senior Subordinated Notes (Callable 01/31/10 @ $103.88) (Ireland)	(B- , Caa1)	04/01/15	7.750	723,750
250	Tembec Industries, Inc., Global Company Guaranteed Notes (Canada)	(CCC- , Ca)	03/15/12	7.750	147,500
					2,870,375
Leisure (0.3%)
750	NCL Corp., Global Senior Notes (Callable 07/15/09 @ $105.31) (Bermuda)	(B , B3)	07/15/14	10.625	753,750
Media - Broadcast (0.0%)
4,600	Australis Holdings Pty. Ltd., Yankee Senior Discount Notes (Australia) ^Ø	(NR , NR)	11/01/02	15.000	0
Media - Cable (1.4%)
500	Kabel Deutschland GMBH, Global Company Guaranteed Notes (Callable 07/01/09 @ $105.31) (Germany)	(B- , B2)	07/01/14	10.625	556,875
350	NTL Cable, PLC., Company Guaranteed Notes (Callable 04/15/09 @ $104.88) (United Kingdom)	(B- , B2)	04/15/14	9.750	728,671
150	NTL Cable, PLC., Senior Notes (Callable 08/15/11 @ $104.56) (United Kingdom)	(B- , B2)	08/15/16	9.125	159,188
400	Ono Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 05/15/09 @ $105.25) (United Kingdom) ‡	(CCC+ , B3)	05/15/14	10.500	594,711
393	Telenet Group Holding NV, Rule 144A, Discount Notes (Callable 12/15/08 @ $105.75) (Belgium) ‡ +	(CCC+ , Caa1)	06/15/14	0.000	356,156
400	Unity Media GMBH, Rule 144A, Senior Notes (Callable 02/15/10 @ $105.06) (Germany) ‡	(CCC+ , Caa2)	02/15/15	10.125	547,240
					2,942,841
Metals & Mining - Excluding Steel (0.0%)
924	International Utility Structures, Inc., Subordinated Notes (Canada) ^Ø	(NR , NR)	02/01/08	13.000	0
800	International Utility Structures, Inc., Yankee Senior Subordinated Notes (Canada) ^Ø	(NR , NR)	02/01/08	10.750	0
					0
Packaging (0.3%)
400	Gerresheimer Holdings GMBH, Rule 144A, Company Guaranteed Notes (Callable 02/15/10 @ $103.94) (Germany) ‡	(B- , Caa1)	03/01/15	7.875	543,284
Pharmaceuticals (0.4%)
400	Biovail Corp. Yankee Senior Subordinated Notes (Callable 04/01/07 @ $101.97) (Canada)	(BB- , B1)	04/01/10	7.875	410,500
375	Elan Finance PLC., Global Company Guaranteed Notes (Callable 12/01/10 @ 104.44) (Ireland)	(B , B3)	12/01/13	8.875	376,875
					787,375
Printing & Publishing (0.2%)
525	Quebecor World, Inc., Rule 144A, Senior Notes (Callable 01/15/11 @ $104.88) ‡	(B+, B2)	01/15/15	9.750	530,906
Support - Services (0.5%)
675	Ashtead Holdings PLC., Rule 144A, Secured Notes (Callable 08/01/10 @ $104.31) (United Kingdom) ‡	(B , B3)	08/01/15	8.625	705,375
325	Carlson Wagonlit BV, Rule 144A, Bonds (Callable 11/01/07 @ $104.00) (Netherlands) ‡	(B- , B2)	05/15/15	9.531	446,239
					1,151,614
Telecom - Integrated/Services (2.2%)
750	Global Crossing UK Finance PLC., Global Company Guaranteed Notes (Callable 12/15/09 @ $105.38) (United Kingdom)	(B- , B3)	12/15/14	10.750	811,875
350	Hellas II, Rule 144A, Secured Notes (Callable 11/01/07 @ $104.00) (Luxembourg) ‡#	(B- , B2)	01/15/15	0.000	353,063
1,400	Intelsat Bermuda Ltd., Rule 144A, Senior Notes (Callable 06/15/11 @ $105.62) (Bermuda) ‡	(B , Caa1)	06/15/16	11.250	1,543,500
975	Intelsat Ltd., Global Notes (Bermuda)	(B , Caa1)	04/15/12	7.625	914,063
250	Intelsat Subsidiary Holding Co., Ltd., Global Senior Notes (Callable 01/15/09 @ $104.13) (Bermuda)	(B+ , B2)	01/15/13	8.250	255,000
650	Nordic Tel Co., Holdings, Rule 144A, Notes (Callable 05/01/07 @ $102.00) (Denmark) ‡#	(B , B2)	05/01/16	9.281	895,693
					4,773,194

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
FOREIGN CORPORATE BONDS
Telecommunications Equipment (0.1%)
$275	Nortel Networks Ltd., Rule 144A, Company Guaranteed Notes (Canada) ‡	(B- , B3)	07/15/11	9.731	$291,156
Transportation Excluding Air/Rail (0.6%)
1,100	Ship Finance International Ltd., Global Senior Notes (Callable 12/15/08 @ $104.25) (Bermuda)	(B , B1)	12/15/13	8.500	1,104,125
250	Stena AB, Global Senior Notes (Callable 12/01/09 @ $103.50) (Sweden)	(BB- , Ba3)	12/01/16	7.000	238,750
					1,342,875
	TOTAL FOREIGN CORPORATE BONDS (Cost $24,479,822)				21,663,489
SHORT-TERM INVESTMENTS (10.6%)
	JP Morgan (Cayman) overnight deposit (Cost $1,804,000)		01/02/07	5.730	1,804,000
Number of Shares
21,172,418	Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust ¸				21,172,418
TOTAL SHORT-TERM INVESTMENTS (Cost $22,976,418 )					22,976,418
TOTAL INVESTMENTS AT VALUE (108.7%) (Cost $235,256,172)					235,255,977
OTHER LIABILITIES IN EXCESS OF ASSETS (-8.7%)					(18,938,153)
NET ASSETS (100.0%) Applicable to 49,895,588 issued and outstanding $.001 par value shares (authorized 100,000,000 shares)					$216,317,824

INVESTMENT ABBREVIATION

NR = Not Rated

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $42,200,947 or 19.5% of net assets.

^  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

+  Step Bond - The interest rate stated is the rate as of December 31, 2006.

Ø  Defaulted security.

#  Floating Rate - The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at December 31, 2006.

*  Non-income producing security.

§  Security or a portion thereof is out on loan.

¸  Represents security purchased with cash collateral received for securities on loan.

The accompanying Notes are an integral part of the financial statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments in securities at value, including collateral for securities on loan of $21,172,418 (Cost $235,256,172) (Note 2)	$235,255,977[1]
Receivables:
Receivable for investments sold	548,274
Interest receivable (Note 2)	4,602,591
Unrealized appreciation on forward foreign currency exchange contracts (Note 2)	1,808
Prepaid expenses and other assets	6,031
Total Assets	240,414,681
Liabilities
Due to custodian	431,251
Payable upon return of securities loaned	21,172,418
Dividend payable	1,995,824
Unrealized depreciation on forward currency contracts (Note 2)	861
Investment advisory fees (Note 3)	268,836
Payable for investments and foreign currency purchased	104,970
Custodian fees	31,284
Shareholders' reports	25,095
Administrative fees (Note 3)	23,699
Professional fees	17,434
Shareholders servicing fees	16,989
Directors' fees	5,001
Accrued expenses	3,195
Total Liabilities	24,096,857
Net Assets
Applicable to 49,895,588 shares outstanding	$216,317,824
Net Assets Consist of
Capital Shares at $.001 par value	$49,897
Paid-in capital	386,624,272
Distributions in excess of net investment income	(2,818,422)
Accumulated net realized loss on investments and foreign currency transactions	(167,537,728)
Net unrealized depreciation on investments and foreign currency transactions	(195)
Net Assets	$216,317,824
Net Asset Value Per Share ($216,317,824 ÷ 49,895,588)	$4.34
Market Price Per Share	$4.38

1  Including $20,743,420 of securities on loan

The accompanying notes are an integral part of the financial statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Interest (Net of foreign taxes withheld of $141) (Note 2)	$18,844,147
Securities lending	125,296
Total Income	18,969,443
Expenses:
Investment advisory fees (Note 3)	1,008,035
Custodian fees	120,001
Professional fees	104,170
Administrative fees (Note 3)	100,804
Directors' fees and expenses	92,059
Shareholder servicing fees	62,999
Shareholders' reports	50,000
Miscellaneous expense	14,501
Other	27,867
Total expenses	1,580,436
Net investment income	17,389,007
Net Realized Gain (Loss) from Investments and Foreign Currency Related Items
Investments	(4,503,789)
Foreign currency	(183,047)
Net realized loss from investments and foreign currency related items	(4,686,836)
Net change in unrealized appreciation on investments	12,037,635
Net increase in net assets resulting from operations	$24,739,806

The accompanying notes are and integral part of the financial statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
From Operations
Net investment income	$17,389,007	$17,793,325
Net realized loss on investments	(4,686,836)	(3,520,742)
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	12,037,635	(10,401,483)
Net increase in net assets resulting from operations	24,739,806	3,871,100
From Distributions
Net investment income	(19,958,235)	(19,491,595)
Return of capital	—	(217,186)
Total increase (decrease) in net assets	4,781,571	(15,837,681)
Net Assets
Beginning of year	211,536,253	227,373,934
End of Year	$216,317,824	$211,536,253
Distributions in excess of net investment income	$(2,818,422)	$(2,344,015)

The accompanying notes are an integral part of the financial statements.

This page intentionally left blank

Credit Suisse Asset Management Income Fund, Inc.

Financial Highlights

	Year Ended December 31,
Per share operating performance	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$4.24	$4.56	$4.41	$3.91	$4.74
Offering Costs	—	—	—	—	—
INVESTMENT ACTIVITIES
Net investment income	0.36	0.36	0.35	0.37	0.42
Net realized and unrealized gain (loss) on investments and futures contracts	0.14	(0.28)	0.22	0.58	(0.55)
Total from investment activities	0.50	0.08	0.57	0.95	(0.13)
DISTRIBUTIONS
Net investment income	(0.40)	(0.40)	(0.40)	(0.43)	(0.62)
Return of capital	—	(0.00)[2]	(0.02)	(0.02)	(0.08)
Total distributions	(0.40)	(0.40)	(0.42)	(0.45)	(0.70)
Net asset value, end of period	$4.34	$4.24	$4.56	$4.41	$3.91
Per share market value, end of period	$4.38	$3.67	$4.45	$4.50	$3.88
TOTAL INVESTMENT RETURN
Net asset value[1]	12.73%	1.74%	13.55%	24.59%	(5.26)%
Market value	31.44%	(9.76)%	8.60%	28.11%	(10.52)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$216,318	$211,536	$227,374	$219,864	$195,089
Ratio of expenses to average net assets including expense offsets	0.74%	0.82%	0.78%	0.78%	0.79%
Ratio of expenses to average net assets	0.74%	0.82%	0.78%	0.78%	0.79%
Ratio of net investment income to average net assets	8.32%	8.20%	8.08%	8.83%	9.93%
Portfolio turnover rate	58.0%	61.5%	57.8%	77.8%	61.1%

†  Calculated using the average share method.

*  Adjusted for Rights Offering.

1  Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each year, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value, due to differences between the market price of the stock and the net asset value of the Fund.

2  This amount represents less then $(0.01) per share.

3  As required, effective January 1, 2001 the Fund has adopted provisions of AICPA Audit and Accounting Guide for Investment
Companies and has begun amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share by $0.004 and an increase to net realized and unrealized gains and losses per share by $0.004 and a decrease to the net ratio of net investment income to average net assets from 11.73% to 11.66%.
Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

4  Due to the realignment of the Fund's portfolio in connection with the combination with Credit Suisse Strategic Global Income
Fund, Inc., the cost of purchases of $30,040,944 and proceeds from sales of $37,801,151 have been excluded from the Portfolio
Turnover calculation.

Note: Current Year permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

See Accompanying Notes to Financial Statements.

Per share operating performance	12/31/01[3]	12/31/00	12/31/99	12/31/98	12/31/97
Net asset value, beginning of period	$5.70	$7.34	$7.77	$8.44	$8.12
Offering Costs	—	—	—	—	—
INVESTMENT ACTIVITIES
Net investment income	0.61 †	0.67	0.75	0.71	0.69
Net realized and unrealized gain (loss) on investments and futures contracts	(0.85)	(1.55)	(0.46)	(0.66)	0.39
Total from investment activities	(0.24)	(0.88)	0.29	0.05	1.08
DISTRIBUTIONS
Net investment income	(0.72)	(0.76)	(0.72)	(0.72)	(0.76)
Return of capital	—	—	—	—	—
Total distributions	(0.72)	(0.76)	(0.72)	(0.72)	(0.76)
Net asset value, end of period	$4.74	$5.70	$7.34	$7.77	$8.44
Per share market value, end of period	$4.98	$5.56	$6.06	$7.56	$8.75
TOTAL INVESTMENT RETURN
Net asset value[1]	(6.04)%	(12.37)%	4.50%	0.47%	14.03%
Market value	1.15%	3.55%	(11.32)%	(5.68)%	25.90%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$236,652	$197,817	$254,857	$269,507	$291,959
Ratio of expenses to average net assets including expense offsets	1.07%	0.78%	0.78%	0.81%	0.84%
Ratio of expenses to average net assets	1.07%	0.78%	0.78%	0.81%	0.84%
Ratio of net investment income to average net assets	11.66%	10.10%	9.90%	8.59%	8.47%
Portfolio turnover rate	50.1%[4]	39.1%	43.5%	84.7%	97.7%

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements

December 31, 2006

Note 1. Organization

Credit Suisse Asset Management Income Fund, Inc. (the "Fund") was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek current income through investment primarily in debt securities.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation ("Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors.

The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") (excludes 144A securities that have been determined to be liquid under procedures established by the Board of Directors). These securities are valued pursuant to the valuation procedures noted above.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is accrued as earned. The Fund amortizes premium and accretes discount using the effective yield method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Discount or premium on mortgage backed securities is recorded upon receipt of principal payments on the underlying mortgage pools.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2006

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

G) DELAYED DELIVERY COMMITMENTS — The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

H) FUTURES CONTRACTS — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contracts. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contracts may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2006, the Fund had no open futures contracts.

I) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, or an offsetting position is entered into. At December 31, 2006, the Fund had the following forward foreign currency contracts.

Forward Foreign Currency Contract	Expiration Date	Foreign Currency To Be Sold	Contract Amount	Contract Value	Unrealized Gain/(Loss)
European Economic Unit	3/28/2007	€(2,655,000)	$3,513,654	$3,514,515	$(861)
British Pound	3/28/2007	£(372,000)	$730,173	$728,365	$1,808

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be invested in a variety of investments, including certain Credit Suisse advised funds, funds advised by BBH&Co., the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2006

BBH&Co. has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and BBH&Co. will share net income earned from the securities lending activities. For the year ended December 31, 2006, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $711,517, of which $554,897 was rebated to borrowers (brokers). The Fund retained $125,296 in income from the cash collateral investment and BBH&Co., as lending agent, was paid $31,324. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

K) OTHER — The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income is earned or gains are realized.

The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely effect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent the Fund invests in junk bonds) the Fund's net asset value.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at a rate per annum, computed weekly and paid quarterly, as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets. For the year ended December 31, 2006, investment advisory fees earned were $1,008,035.

Credit Suisse Asset Management Limited ("Credit Suisse U.K."), an affiliate of Credit Suisse, is sub-investment adviser to the Fund. Credit Suisse U.K.'s sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Fund.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2006

BBH&Co. provides administrative and custodial services to the Fund. Under the Administration and Custody Agreements, BBH&Co. is paid a fee based on average net assets. For the year ended December 31, 2006, BBH&Co. earned administrative service fees (including out-of-pocket expenses) of $100,804.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2006, Merrill was paid $42,864 for its services to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2006 and for the year ended December 31, 2006, the Fund had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the Fund had no investments in U.S. Government and Agency Obligations. Purchases and sales of investment securities (excluding short-term investments) were $124,159,094 and $120,605,807, respectively.

Note 6. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the year ended December 31, 2006 and the year ended December 31, 2005, respectively, for the Fund were as follows:

Ordinary Income		Return of Capital
2006	2005	2006	2005
$18,508,945	$19,491,595	—	$217,186

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of foreign currency transactions, interest accrual from defaulted bonds, and deferral of Post-October losses.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2006

At December 31, 2006, the components of distributable earnings on a tax basis for the Fund were as follows:

Dividend payable not qualified for 852(b)7 treatment	$(1,449,290)
Accumulated Ordinary Losses — Other	(1,314,430)
Accumulated Capital Losses	(167,537,728)
Deferral of Post-October Losses	(54,702)
Unrealized appreciation (depreciation)	(195)
$(170,356,345)

At December 31, 2006, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2007	2008	2009	2010	2011	2012	2013	2014
$9,512,339	$2,335,946	$50,358,903	$72,148,258	$18,379,472	$1,091,025	$3,101,847	$10,609,938

During the tax year ended December 31, 2006, the Fund had $3,565,110 of capital loss carryforward expire.

It is uncertain that the Fund will realize the full benefit of these losses prior to expiration.

At December 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $235,256,172, $8,134,015, $(8,134,210) and $(195), respectively.

At December 31, 2006, the Fund reclassified $2,094,821 from accumulated undistributed net investment income and $1,606,774 from accumulated net realized gain to paid in capital, to adjust for permanent book/tax treatments of foreign currency transactions, interest accrual from defaulted bonds sold and expiration of capital loss carryforwards. Net assets were not affected by these reclassifications.

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2006

fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

Credit Suisse Asset Management Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse Asset Management Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 19, 2007

Credit Suisse Asset Management Income Fund, Inc.

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Directors (the "Board") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("Credit Suisse") for the Fund, and (ii) a sub-advisory agreement with Credit Suisse Asset Management Limited ("Credit Suisse U.K." or the "Sub-Adviser") for the Fund. The investment advisory agreement with Credit Suisse and the investment sub-advisory agreement with Credit Suisse U.K. are collectively referred to as the "Advisory Agreements".

More specifically, at a meeting held on November 16, 2006, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse and Credit Suisse U.K. and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse and Credit Suisse U.K. under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for Credit Suisse and Credit Suisse U.K. were provided to the Board, as were responses of Credit Suisse and Credit Suisse U.K. to a detailed series of requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of investment personnel of Credit Suisse and Credit Suisse U.K. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the individual primarily responsible for day-to-day portfolio management services for the Fund. The Board also considered the organizational realignment of Credit Suisse's asset management business and the potential impact of such changes on the Fund.

In addition, the Board considered the investment and legal compliance programs of the Fund, Credit Suisse and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of Credit Suisse and Credit Suisse U.K., including their respective resources, reputations and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Credit Suisse and the Sub-Adviser's compensation arrangements for its personnel involved in the management of the Fund including incentive and retirement plans.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and Credit Suisse U.K.

Fund Performance and Expenses

The Board considered the performance results of the Fund over a number of years, as well as for recent periods. It also considered these results in comparison to the group of funds consisting of all closed-end flexible income funds and closed-end high current yield funds (the "Performance Universe"), as well as to the Fund's benchmark index, the Merrill Lynch U.S. High Yield Master II Constrained Market Index. Lipper Inc. ("Lipper"), an

Credit Suisse Asset Management Income Fund, Inc.

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

independent provider of investment company data, determined the Performance Universe for the Fund and provided the comparative data. The Board was provided with a description of the methodology used by Lipper to select the closed-end funds in the Fund's Performance Universe. The Board noted that the Fund performed better than the median in its Performance Universe for most periods, including the most recent periods.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees, fee waivers/caps and/or expense reimbursements and actual total expenses of the Fund, including and excluding investment-related expenses and taxes. It also considered comparisons of these fees to the expense information for the group of funds that was determined to be the most similar to the Fund (the "Peer Group") and to the median expenses of a broader universe of relevant funds (the "Expense Universe"), which comparative data was provided by Lipper. The Board was provided with a description of the methodology used by Lipper to select the closed-end funds in the Fund's Peer Group and Expense Universe. The Board noted that the overall expense ratio of the Fund was lower than the median overall expense ratio of its Peer Group and Expense Universe.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund including incentive and retirement plans.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by Credit Suisse to the Sub-Adviser for investment sub-advisory services.

Additionally, the Board received and considered information comparing the Advisory Agreement Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rate) with those of the other funds in its Peer Group and Expense Universe. The Board noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arm's length. The Board noted that the combined rate of investment advisory and administration fees for the Fund was lower than the median rate of the Fund's Peer Group and Expense Universe. The Board concluded that these factors supported the Advisory Agreement Rate and approved the Advisory Agreement for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Credit Suisse U.K. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered an estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate, as well as on other relationships between the Fund and Credit Suisse and its affiliates, including Credit Suisse U.K. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received with regard to providing these services to the Fund were not unreasonable.

The Board received and considered financial statements and an estimated profitability analysis of Credit Suisse U.K. based on the Sub-Advisory Agreement Rate, as well as on other relationships between the Fund and Credit Suisse U.K. and its affiliates. The Board noted the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to the Sub-Adviser by Credit Suisse and not

Credit Suisse Asset Management Income Fund, Inc.

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

directly by the Fund, and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable. Based on these factors, the Board concluded that the profits and other ancillary benefits that the Sub-Adviser and its affiliates received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

The Board observed that the Advisory Agreements do not offer breakpoints. However, the Board considered the diminished impact of economies of scale in the context of a closed-end fund and concluded that the fees were fair and equitable based on relevant factors.

Information about Services to Other Clients

The Board received and considered information about the nature and extent of services and fee rates offered by Credit Suisse to other clients, including other registered investment companies, separate accounts and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board also received and considered information about the nature and extent of services, and general information about the fees, offered by Credit Suisse U.K. to other clients. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rate were reasonable, given the nature and extent of services provided and comparison with rates offered to other clients. In this regard, where rates offered to other clients are appreciably lower, the Board concluded, based on information provided by Credit Suisse, that the costs associated with managing and operating a registered, closed-end high yield bond fund, compared with other clients and other funds, provided a justification for the higher fee rates charged to the Fund.

Other Benefits to Credit Suisse and the Sub-Adviser

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Credit Suisse and its affiliates, including Credit Suisse U.K., as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of Credit Suisse and the Sub-Adviser with the Fund and benefits potentially derived from an increase in the business of Credit Suisse and the Sub-Adviser as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates or the Sub-Adviser).

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review, and detailed fund performance reports, and confers with the chief investment officer of the Fund at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member	Chairman since 2005 and Director since 1990; current term ends at the 2007 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	37	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

Terry Fires Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 05/02/58	Director, Nominating Committee and Audit Committee Member	Since 2006; current term ends at the 2007 annual meeting	Currently retired. Consultant to Chartwell Investment Partners from March 2002 to March 2003; Co-founder and Managing Partner of Chartwell Investment Partners from April 1997 to March 2002	2	None

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 Date of Birth: 07/17/43	Director, Audit Committee Chairman and Nominating Committee Member Since	1990; current term ends at the 2009 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972 6		Director, Winthrop Trust Company

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Director, Audit and Nominating Committee Member	Since 2005; current term ends at the 2008 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001	37	Director of iCAD, Inc. (surgical & medical instruments & apparatus); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company)

James Cattano c/o Primary Resources, Inc. 5100 Tamiami Trail N. Naples, FL 34103 Date of Birth: 06/24/43	Director, Audit and Nominating Committee Member	Since 2006; Current term ends at the 2008 annual meeting	President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996.	6	None

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director

Lawrence D. Haber* c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 06/27/51	Director	Since 2006; current term ends at the 2009 annual meeting	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.	6	None

*  Mr. Haber is an "interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of his current position as an offficer of Credit Suisse.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*

Keith M. Schappert Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/14/1951	Chief Executive Officer and President	Since 2007	Executive Vice Chairman and Head of Asset Management for Americas; Chief Executive Officer and President of Federated Investment Advisory Companies from 2002 to March 31, 2006; Chief Executive Officer and President of JP Morgan Investment Management from April 1994 to November 2001

Martha B. Metcalf Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/09/65	Chief Investment Officer	Since 2005	Managing Director; Associated with Credit Suisse since 2005; Managing Director and Portfolio Manager of Invesco from 2000 to 2005; Officer of other Credit Suisse Funds

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer and Vice President	Since 1995	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Vice President and Director of Compliance of Forstmann-Leff Associates from 1998 to June 2000; Officer of other Credit Suisse Funds

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer since 2006; Senior Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 1999	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds

*  The officers of the Fund shown are officers that make policy decisions.

Credit Suisse Asset Management Income Fund, Inc.

Additional Federal Tax Information (unaudited)

The percentage of ordinary income dividends paid by the Fund during the year ended December 31, 2006, which qualify for the Dividends Received Deduction available to corporate shareholders was 0.00%.

In January, 2007, the Fund will report on Form 1099 the tax status of all distributions made during the calendar year 2006. Shareholders should use the information on Form 1099 for their income tax returns.

Please consult your Tax Advisor if you have any questions concerning the above information.

Credit Suisse Asset Management Income Fund, Inc.

Proxy Voting and Portfolio Holdings Information

Information regarding how the Credit Suisse Asset Management Income Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

• By calling 1-800-293-1232

• On the Fund's website, www.credit-suisse.com/us

• On the website of the Securities and Exchange Commission, http://www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Credit Suisse Asset Management Income Fund, Inc.

Other Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Single Country
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

Multiple Country
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

Fixed Income
Credit Suisse High Yield Bond Fund (DHY)

Literature Request — Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the Internet: http://www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Emerging Markets Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Japan Equity Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Short Duration Bond Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

Credit Suisse Asset Management Income Fund, Inc.

Summary of General Information (unaudited)

Credit Suisse Asset Management Income Fund is a closed-end, non-diversified management investment company whose shares trade on the American Stock Exchange, LLC. The Fund's American Stock Exchange trading symbol is CIK. Its investment objective is to seek current income. Credit Suisse Asset Management, LLC, the Fund's investment adviser, is part of the Asset Management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries.

Shareholder Information

The market price is published in: The New York Times (daily) under the designation "CrSuisinco" and The Wall Street Journal (daily), and Barron's (each Monday) under the designation "CSAM Income Fd". Weekly comparative net asset value (NAV) and market price information about The Credit Suisse Asset Management Income Fund, Inc.'s shares are published each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's, as well as other newspapers, in a table called "Closed-End Funds."

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Credit Suisse Asset Management Income Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2006. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2006.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport. Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2005 and December 31, 2006.

	2005	2006
Audit Fees	$39,280	$40,500
Audit-Related Fees(1)	$3,150	$3,245
Tax Fees(2)	$2,400	$2,500
All Other Fees	—	—
Total	$44,830	$46,245

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,150 in 2005 and $3,245 in 2006).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006.

2

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	$394,000	N/A
Total	$394,000	N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006:

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2005 and December 31, 2006 were $5,550 and $5,745, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, Terry Bovarnick, James Cattano, Lawrence Fox and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

4

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that

5

require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

6

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

7

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

8

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are

9

lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

10

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

11

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote

12

for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the

13

private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

14

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check

15

preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

16

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

17

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2006

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of the Credit Suisse Asset Management Income Fund, as of December 31, 2006, is set forth below.

18

Martha B. Metcalf Chief Investment Officer Since 2005 Date of Birth: 04/09/65	Managing Director; Associated with Credit Suisse since 2005; Managing Director and Portfolio Manager of Invesco from 2000 to 2005; Officer of other Credit Suisse Funds

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Ms. Metcalf and the total assets managed within each category as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Martha Metcalf	4	$610.7 million	3	$137 million	3	$103.6 million

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may

19

include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Ms. Metcalf is compensated for her services by Credit Suisse. Her compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining her bonus include the Fund’s performance, assets held in the Fund and other accounts managed by her, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Securities Ownership. As of December 31, 2006, Ms. Metcalf did not own any shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 2, 2007.

20

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

21

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

/s/ Keith M. Schappert
Name: Keith M. Schappert
Title: Chief Executive Officer
Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Keith M. Schappert
Name: Keith M. Schappert
Title: Chief Executive Officer
Date: March 9, 2007

/s/ Michael A. Pignataro
Name: Michael A. Pignataro
Title: Chief Financial Officer
Date: March 9, 2007

22